UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 1, 2010

McDONALD’S CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-5231	36-2361282
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One McDonald’s Plaza

Oak Brook, Illinois

(Address of Principal Executive Offices)

60523

(Zip Code)

(630) 623-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)    On November 1, 2010, Denis Hennequin notified McDonald’s Corporation (the “Company”) that he would resign as President of McDonald’s Europe, effective November 30, 2010. The press release announcing Mr. Hennequin’s resignation is furnished as Exhibit 99.1 to this Form 8-K.

Item 7.01. Regulation FD Disclosure.

On November 5, 2010, the Company’s Board of Directors elected Stephen Easterbrook as President of McDonald’s Europe, effective December 1, 2010. The press release announcing Mr. Easterbrook’s election is furnished as Exhibit 99.2 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release of McDonald’s Corporation issued November 3, 2010:
McDonald’s Announces Denis Hennequin to Resign as President of McDonald’s Europe

99.2	Press Release of McDonald’s Corporation issued November 5, 2010:
McDonald’s Names Steve Easterbrook as President of McDonald’s Europe

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDONALD’S CORPORATION (Registrant)

Date: November 5, 2010	By:	/s/ Denise A. Horne
Denise A. Horne
Corporate Vice President – Associate General Counsel and Assistant Secretary

Exhibit Index

Exhibit No. 99.1	Press Release of McDonald’s Corporation issued November 3, 2010:
McDonald’s Announces Denis Hennequin to Resign as President of McDonald’s Europe

Exhibit No. 99.2	Press Release of McDonald’s Corporation issued November 5, 2010:
McDonald’s Names Steve Easterbrook as President of McDonald’s Europe